Other Receivables	12 Months Ended
Jun. 30, 2021
Other Receivables Net [Abstract]
Other receivables

Note 6 – Other receivables

Other receivables consisted of the following:

	June 30, 2021	June 30, 2020
Rent deposit	$8,900	$2,300
Receivables from disposal of Sunway Kids (1)	-	1,000,000
Other receivables	$8,900	$1,002,300

(1)	The SK Purchaser promised to pay $2.4 million to the Company as per the executed agreement and it had subsequently settled $1.0 million of its payment obligations through a tri-party settlement agreement executed on September 29, 2020 among the Company, SK Purchaser and the Asset Seller. Since collection of the remaining $1.4 million cannot be reasonably assured, the Company only reported a receivable of $1.0 million as of June 30, 2020.